Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (Deferred Sales Inducements) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
DSI
Balance at January 1,	$ 950	$ 930	$ 926
Capitalization	56	58	81
Amortization	(130)	(36)	(77)
Unrealized investment gains (losses)	(64)	0	0
Effect of foreign currency translation	(2)	(2)	0
Balance at December 31,	$ 810	$ 950	$ 930